United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):

May 22, 2013
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Fidelity National Financial, Inc. (“FNF”, or the "Company") was held on May 22, 2013. The results of matters submitted to a vote were as follows:

1. The Shareholders elected all persons nominated as Class II directors to serve until the 2016 FNF Annual Meeting of Shareholders, as set forth in the Company's Proxy Statement dated April 12, 2013, with the following vote results:

	Shares Voted "For"	Authority to Vote "Withheld"
Daniel D. (Ron) Lane	170,211,666	1,890,617
Richard N. Massey	170,958,628	1,143,655
Cary H. Thompson	170,894,798	1,207,485

The Shareholders elected the person nominated as a Class I Director to serve until the 2015 FNF Annual Meeting of Shareholders, as set forth in the Company's Proxy Statement dated April 12, 2013, with the following vote results:

	Shares Voted "For"	Authority to Vote "Withheld"
John D. Rood	170,509,053	1,593,230

Directors whose term of office as a director continued after the meeting are as follows: William P. Foley, II, Douglas K. Ammerman, Willie D. Davis, Thomas M. Hagerty, Peter O. Shea, Jr., Daniel D. (Ron) Lane, Richard N. Massey, Cary H. Thompson and Frank P. Willey. John D. Rood was a newly appointed Director after the meeting.

2. The Shareholders voted upon and approved a non-binding advisory proposal on executive compensation of our named executive officers with 168,160,089 votes for, 2,638,896 votes against, 1,303,298 abstentions and 31,968,502 broker non-votes.

3. The Shareholders voted upon and approved the amendment and restatement of the Amended and Restated 2005 Omnibus Incentive Plan proposal to increase the authorized shares under the Plan by 5,500,000 shares with 166,211,824 votes for, 4,791,947 votes against, 1,098,512 abstentions, and 31,968,502 broker non-votes.

4. The Shareholders voted upon and approved the proposal to permit Shareholder action by written consent upon a majority vote with 170,157,656 votes for, 1,041,807 votes against, 902,820 abstentions, and 31,968,502 broker non-votes.

5. The Shareholders voted upon and approved the proposal to eliminate all supermajority voting provisions in the Company's Certificate of Incorporation with 168,701,344 votes for, 2,446,263 votes against, 954,676 abstentions, and 31,968,502 broker non-votes.

6. The Shareholders voted upon and ratified the appointment of KPMG, LLP as FNF's independent registered public accountants for 2013 with 199,859,071 votes for, 3,352,868 votes against, and 858,846 abstentions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	May 23, 2013	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary